EXHIBIT 10.14

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (herein called this “Amendment”) made as of August 27, 2004 by and among DUXFORD FINANCIAL, INC., a California corporation (“Duxford”), and BAYPORT MORTGAGE, L.P., a California limited partnership (“Bayport”; Duxford and Bayport collectively, “Borrower”), and GUARANTY BANK, a federal savings bank (“Lender”),

W I T N E S S E T H:

WHEREAS, Borrower and Lender have entered into that certain Credit Agreement dated as of August 29, 2003 (as heretofore amended, the “Original Credit Agreement”), for the purposes and consideration therein expressed, pursuant to which Lender became obligated to make loans to Borrower as therein provided; and

WHEREAS, Borrower and Lender desire to amend the Original Credit Agreement as provided herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

Definitions and References

§ 1.1. Terms Defined in the Original Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.

“Amendment” means this First Amendment to Credit Agreement.

“Amendment Documents” means, collectively, this Amendment and the confirmation by Parent with respect to this Amendment.

“Credit Agreement” means the Original Credit Agreement as amended hereby.

“Original Omnibus Certificate” means the Omnibus Certificate dated September 11, 2003 executed and delivered by officers of Duxford pursuant to the Original Credit Agreement.

ARTICLE II.

Amendments to Original Credit Agreement

§ 2.1. Definitions.

(a) The following definitions in Section 1.1 of the Original Credit Agreement are hereby amended in their entirety to read as follows:

“‘Drawdown Termination Date’ means the earlier of August 26, 2005, or the day on which the Note first becomes due and payable in full.”

“‘First Tier Rate’ means the per annum rate of interest equal to the Eurodollar Rate plus 2.00% per annum, but in no event shall the First Tier Rate exceed the Maximum Rate.”

“‘Jumbo Sublimit’ means 100%.”

“‘Second Tier Rate’ means the per annum rate of interest equal to the Eurodollar Rate plus 2.10% per annum, but in no event shall the Second Tier Rate exceed the Maximum Rate.”

“‘Third Tier Rate’ means the per annum rate of interest equal to the Eurodollar Rate plus 2.25% per annum, but in no event shall the Third Tier Rate exceed the Maximum Rate.”

“‘Wet Warehousing Sublimit’ means 40% of the Commitment, except for the first and last 5 days of the month, which shall mean 60% of the Commitment.”

(b) Subsections (j) and (o) of the definition of “Eligible Mortgage Loans” in Section 1.1 of the Original Credit Agreement are hereby amended in their entirety to read as follows:

“(j) Such Mortgage Loan is secured by a first or second Mortgage, provided that Mortgage Loans secured by a second Mortgage shall not exceed the Second Lien Sublimit;”

“(o) Such Mortgage Loan conforms to Agency guidelines in regards to credit quality or has a credit score of at least 620 from a repository acceptable to the Lender, and if such Mortgage Loan is a Jumbo Loan, the Unit Collateral Value of such Mortgage Loan when added to the Unit Collateral Value of all other Jumbo Loans does not exceed the Jumbo Sublimit, and if such Mortgage Loan is an Alt A Loan, the Unit Collateral Value of such Mortgage Loan when added to the Unit Collateral Value of all other Alt A Loans does not exceed the Alt A Sublimit; and”

(c) The following new definitions are hereby added to Section 1.1 of the Original Credit Agreement:

“‘Alt A Loan’ means a Mortgage Loan which does not conform to Agency guidelines in regards to credit quality, but does conform to underwriting guidelines of Borrower for Alt A Loans, which guidelines have been approved by Lender.”

“‘Alt A Sublimit’ means fifty percent (50%) of the Commitment.”

“‘Second Lien Sublimit’ means twenty-five percent (25%) of the Commitment.”

§ 2.2. Individual Mortgage Loans. Subsection (e) of Section 4.21 of the Original Credit Agreement is hereby amended in its entirety to read as follows:

“(e) Each Mortgage Loan is a first or second lien one-to-four family loan, and has been underwritten by the originator thereof in accordance with such originator’s then current underwriting guidelines;”

ARTICLE III.

Conditions of Effectiveness

§ 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when Lender shall have received, at Lender’s office,

(a) a duly executed counterpart of this Amendment,

(b) a duly executed Consent and Agreement in the form of Exhibit A hereto,

(c) a duly executed certificate of the president—chief executive officer and secretary of Duxford certifying that (i) resolutions of its board of directors attached to the Original Omnibus Certificate authorizing the execution, delivery, and performance of this Amendment and identifying the officers authorized to sign such instrument are in full force and effect, (ii) the specimen signatures of the officers so authorized which were attached to the Original Omnibus Certificate are true and correct, (iii) the charter and bylaws of Duxford attached to the Original Omnibus Certificate have not been amended since the date of such Certificate, and (iv) the Certificate and Agreement of Limited Partnership of Bayport attached to the Original Omnibus Certificate have not been amended since the date of such Certificate, and

(d) each other document to be executed and delivered by Borrower pursuant hereto or thereto.

ARTICLE IV.

Representations and Warranties

§ 4.1. Representations and Warranties of Borrower. In order to induce Lender to enter into this Amendment, Borrower represents and warrants to Lender that:

(a) The representations and warranties contained in Article IV of the Original Credit Agreement are true and correct at and as of the time of the effectiveness hereof;

(b) Borrower is duly authorized to execute and deliver this Amendment and the other Amendment Documents and is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of Borrower hereunder and thereunder;

(c) The execution and delivery by Borrower of this Amendment and the other Amendment Documents, the performance by Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Duxford or of the certificate and agreement of limited partnership of Bayport, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment and the other Amendment Documents or to consummate the transactions contemplated hereby and thereby;

(d) When duly executed and delivered, each of this Amendment and the other Amendment Documents will be a legal and binding instrument and agreement of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors’ rights generally and by principles of equity applying to creditors’ rights generally; and

(e) The audited annual Consolidated financial statements of Borrower dated as of December 31, 2003 and the unaudited monthly Consolidated financial statements of Borrower dated as of June 30, 2004 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to Bank. Since such dates no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.

ARTICLE V.

Miscellaneous

§ 5.1. Ratification of Agreement. The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

§ 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit Agreement to Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

§ 5.3. Loan Documents. This Amendment and the other Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

§ 5.4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

§ 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be duly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

DUXFORD FINANCIAL, INC., a California corporation

By:	/S/ MARK A. CARVER
Name: Mark A. Carver Title: President

By:	/S/ CHERIE L. EDBORG
Name: Cherie L. Edborg Title: Controller and Assistant Secretary

BAYPORT MORTGAGE, L.P., a California Limited Partnership

By:	Duxford Financial, Inc., a California corporation, its general partner

By:	/S/ MARK A. CARVER
Name: Mark A. Carver Title: President

By:	/S/ CHERIE L. EDBORG
Name: Cherie L. Edborg Title: Controller and Assistant Secretary

GUARANTY BANK

By:	/S/ KENT NEWBERRY
Name: Kent Newberry Title: Vice President

EXHIBIT A

CONSENT AND AGREEMENT

WILLIAM LYON HOMES (“Parent”) hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms the Keep-Well Agreement dated as of August 29, 2003 made by it for the benefit of Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

WILLIAM LYON HOMES, a Delaware corporation

By:	/S/ RICHARD S. ROBINSON
Name: Richard S. Robinson Title: Senior Vice President

By:	/S/ W. DOUGLASS HARRIS
Name: W. Douglass Harris Title: Vice President